UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.__)
___________________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Katapult Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee paid previously with preliminary materials.

Explanatory Note

These definitive additional materials are being filed to supplement and replace the Notice of Internet Availability (the “Notice”) filed by Katapult Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on April 24, 2025 in order to conform the list of voting items in such Notice to those listed in the body of the Definitive Proxy Statement filed by the Company with the SEC on April 24, 2025.

Your **Vote** Counts!

KATAPULT HOLDINGS, INC.

2025 Annual Meeting
Vote by June 3, 2025
11:59 PM ET

Katapult

KATAPULT HOLDINGS, INC.
5360 LEGACY DR.
BUILDING 2, SUITE 135
PLANO, TX 75024

V73460-P26851

You invested in KATAPULT HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 4, 2025
10:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/KPLT2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the one Class I director nominee identified in the accompanying proxy statement to the Board of Directors to serve until the Company's 2028 Annual Meeting of Stockholders. **Class I Nominee:** 01) Chris Masto	For
2. To ratify the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	For
4. To approve, on a non-binding advisory basis, the frequency of advisory votes on executive compensation.	1 Year
NOTE: Such other business that may properly come before the meeting or any adjournment or postponement thereof.	

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